Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated August 1, 2014
to the
Prospectus, Summary Prospectus and
Statement of Additional Information, each dated March 28, 2014, for Smead Value Fund (the “Fund”),
a series of Trust for Professional Managers (the “Trust”)

At a meeting held on July 15, 2014, the Board of Trustees of Trust for Professional Managers (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) relating to one of its series, the Smead Value Fund (the “Fund”).  The Plan of Reorganization provides for the reorganization (the “Reorganization”) of the Fund into a series of the Smead Funds Trust, a new Delaware statutory trust (the “Smead Trust”).  This newly created series will also have the name “Smead Value Fund” (the “New Fund”).

A notice of a special meeting of shareholders and a proxy statement seeking shareholder approval for the Plan of Reorganization will be mailed to Fund shareholders on or about September 3, 2014.  If the Plan of Reorganization is approved by Fund shareholders, Institutional Class, Investor Class and Class A shareholders of the Fund will receive Class I1, Investor Class and Class A shares, respectively, of the New Fund having the same aggregate net asset value as the shares of the Fund they hold on the date of the Reorganization.  The Reorganization will not affect the value of a shareholder’s account in the Fund at the time of the Reorganization.  The Reorganization is expected to be treated as a tax-free reorganization for federal income tax purposes.  Fund shareholders may wish to consult their tax advisors regarding possible tax consequences of the Reorganization, including possible state and local tax consequences.

Prior to the Reorganization, which is expected to occur on or about November 21, 2014, Smead Capital Management, Inc., the Fund’s investment adviser, will continue to manage the Fund in the ordinary course, and will continue to serve as investment adviser for the New Fund after the Reorganization.  The New Fund will be managed pursuant to the same investment strategies as are currently set forth in the Fund’s Prospectus and Statement of Additional Information.  Separately from the Plan of Reorganization, the proxy statement is also seeking shareholder approval to change the classification of the Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined under the Investment Company Act of 1940, as amended.  If the Fund shareholders approve the change to the Fund’s diversification status, the Fund will remove fundamental investment restriction number 7.  Other than this change, the New Fund will be managed pursuant to the same investment policies as are currently set forth in the Fund’s Prospectus and Statement of Additional Information.  Smead Capital Management, Inc. has agreed to assume the costs of the Reorganization.  Total Annual Fund Operating Expenses are not expected to increase following the Reorganization.

Fund shareholders may purchase and redeem shares of the Fund in the ordinary course until the close of business on November 21, 2014.  Purchase and redemption requests received after the close of business on November 21, 2014, will be treated as purchase and redemption requests for shares of the New Fund.

In addition, Investor Class shares of the Fund will be closed to all investors, except direct shareholders and current retirement plan shareholders, on November 21, 2014.  The Adviser reserves the right to partially close the Fund to new investors at its discretion.

Please retain this supplement with your Prospectus, Summary Prospectus and Statement of Additional Information